UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	November 10, 2009

COMFORT SYSTEMS USA, INC.
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13011 _________________ (Commission File Number)	76-0526487 ___________________ (I.R.S. Employer Identification No.)

675 Bering Drive, Suite 400 Houston, Texas ________________________________________	77057 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 830-9600

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On the 10th day of November, 2009 Comfort Systems USA, Inc., a Delaware corporation (the “Company”), a leading provider of commercial/industrial heating, ventilation and air conditioning services, posted to the “Investor” section of its Internet website (www.comfortsystemsusa.com) an investor presentation slideshow.  The Company intends to use this presentation in making presentations to analysts, potential investors, and other interested parties.

The information included in the investor presentation includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance.  The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses.  These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The information in this Form 8-K being furnished under Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The investor presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on the Company’s expectations and involve risks and uncertainties that could cause the Company’s actual results to differ materially from those set forth in the statements.  These risks are discussed in the Company’s filings with the Securities and Exchange Commission, including an extensive discussion of these risks in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

A copy of the presentation is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

The following Exhibits are included herein:

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Slideshow presentation dated November 10, 2009.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

Date: November 10, 2009	By:	/s/ Trent T. McKenna
Trent T. McKenna
Vice President and General Counsel

Comfort Systems USA, Inc.
Current Report on Form 8-K
Dated November 10, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Slideshow presentation dated November 10, 2009.